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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
RARE Hospitality International, Inc.


We consent to the use of our report incorporated herein by reference.



                                                             /s/ KMPG LLP

Atlanta, Georgia
November 6, 2000